STARBOARD INVESTMENT TRUST

RiskX Funds

Rx Dynamic Growth Fund	Rx Traditional Fixed Income Fund
Rx Dynamic Total Return Fund	Rx Tactical Rotation Fund
Rx Non Traditional Fund	Rx Tax Advantaged Fund
Rx High Income Fund	Rx Dividend Income Fund
Rx Traditional Equity Fund	Rx Premier Managers Fund
Rx Fundamental Growth Fund

Supplement to the Prospectus and
 Statement of Additional Information

May 14, 2015
This supplement to the Prospectus and Statement of Additional Information, each dated February 27, 2015 as supplemented on March 14, 2015, for the RiskX Funds ("Funds"), all series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectuses and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
FolioMetrix, LLC ("FolioMetrix"), investment adviser to the Funds, has entered into a definitive agreement with American Independence Financial Services, LLC ("American Independence"), an SEC registered investment adviser headquartered in New York, whereby FolioMetrix will merge with American Independence to create a new company (the "Merger"); which will be known as RiskX Investments, LLC. From May 14, 2015, FolioMetrix will be doing business as RiskX Investments, LLC. The transaction is expected to close in September, 2015.

The proposed transaction may be deemed to result in an "assignment," as that term is defined by the Investment Company Act of 1940 (the "1940 Act"), of the following agreements: (i) with respect to the Trust, the Investment Advisory Agreement between FolioMetrix and the Trust on behalf of the Funds; and (ii) the Investment Sub-Advisory Agreements, between FolioMetrix and (a) Forward Management, LLC on behalf of the Rx Dividend Income Fund and (b) Navellier & Associates, Inc. on behalf of the Rx Fundamental Growth Fund. Accordingly, the completion of the transaction is contingent upon, among other things, the approval of the Funds' Board of Trustees ("Trustees" or "Board") and shareholders of a new investment advisory agreement between the Trust and RiskX Investments, LLC. The Funds' Trustees will consider approving the terms of the proposed investment advisory agreement and the investment sub-advisory agreements (the "Proposed Agreements") at a future in-person meeting.  If the Funds' Trustees approve the Proposed Agreements, the Trustees will call a special meeting of shareholders to obtain their approval of such agreements. Shareholders should expect to receive a proxy statement in the future (if the Funds' Trustees approve the Proposed Agreements) which will provide a comparison of the current advisory agreement and the current sub-advisory agreements to each of the respective proposed agreements and will discuss the basis for the Board's approval of the Proposed Agreements.

Investors Should Retain This Supplement for Future Reference